PPG INDUSTRIES, INC.

					POWER OF ATTORNEY

	Know all men by

these presents, that the undersigned hereby constitutes and appoints each of James C. Diggs, Keith L. Belknap, Jr., and Thomas L. Butera, signing singly, the undersigned's true and lawful attorney-in-fact, to:


	(1)
execute for and on behalf of the undersigned, in the undersigned's capacity as an officer of PPG Industries, Inc. (the "Company"), any forms required to be, or which may be, filed with the Securities and Exchange
Commission,
Washington, D.C., in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

	(2) do
and perform any
and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such forms and timely file such forms with the United States Securities and Exchange
Commission and stock
exchange or similar authority; and

	(3) take
any other action of any
type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	 The
undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this
Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.


This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any forms with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	 IN WITNESS
WHEREOF,
the undersigned has caused this Power of Attorney to be executed as of this
15th day of February, 2006.

						  /s/ William H.
Hernandez

						WILLIAM H. HERNANDEZ